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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  January 28, 2003


                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    1-12082
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                            (Commission File Number)


           Delaware                                            13-0853260
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(State or Other Jurisdiction                                (I.R.S. Employer
      of Incorporation)                                  Identification Number)


115 River Road, Building 10
   Edgewater, New Jersey                                           07020
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  (Address of Principal                                         (Zip Code)
    Executive Offices)




      Registrant's telephone number, including area code:  (201) 863-7300




         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

     On January 28, 2003, Hanover Direct, Inc. (the "Company") received a letter from the American Stock Exchange (the "Exchange") confirming that, as of the date of the letter, the Company had evidenced compliance with the requirements necessary for continued listing on the Exchange. Such compliance resulted from a recent rule change by the Exchange approved by the Securities and Exchange Commission related to continued listing on the basis of compliance with total market capitalization or total assets and revenues standards in substitution of shareholders' equity standards. The letter is subject to changes in the American Stock Exchange Rules that might supersede the letter or require the Exchange to re-evaluate its position.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HANOVER DIRECT, INC.
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                                                   (Registrant)



January 29, 2003                          By: /s/ Edward M. Lambert
                                          ------------------------------
                                          Name:  Edward M. Lambert
                                          Title: Executive Vice President and
                                                 Chief Financial Officer